                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2)
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12

                                  BIOLABS, INC.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                       N/A
-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
[ ]  $500 per each party to the controversy pursuant to Exchange Act
     Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
          ______________________________________________________________________
     (2)  Aggregate number of securities to which transaction applies:
          ______________________________________________________________________
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          ______________________________________________________________________
     (4)  Proposed maximum aggregate value of transaction:
          ______________________________________________________________________
     (5)  Total fee paid:
          ______________________________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
          ______________________________________________________________________
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          ______________________________________________________________________
     (3)  Filing Party:
          ______________________________________________________________________
     (4)  Date Filed:
          ______________________________________________________________________

                                  BIOLABS, INC.
                          #1A-3033 KING GEORGE HIGHWAY
                    SURREY, BRITISH COLUMBIA, CANADA V4P 1B8
                                 (604) 542-0820

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON OCTOBER 24, 2001

TO THE SHAREHOLDERS OF BIOLABS, INC.,

     Notice is hereby given that the 2001 Annual Meeting of Shareholders of BioLabs, Inc. (the "Company"), will be held at The Pacific Inn, 1160 King George Highway, White Rock, British Columbia, Canada V4A 4Z2, on Wednesday, October 24, 2001, at 9:00 a.m. Pacific Time, for the following purposes as more fully described in the accompanying Proxy Statement:

     (1) To elect the following six (6) nominees to serve as directors until the next annual meeting of shareholders or until their successors are elected and have qualified:

               E. Greg McCartney                  Dr. Ian B. Woods
               Lawrence J. Pasemko                Carol Patterson Neves
               T. J. Louis McKinney               Robert Lutz

     (2) To ratify the appointment of KPMG LLP as independent auditors of the Company for the fiscal year ending December 31, 2001;

     (3)  To adopt the Company's 2001 Stock Incentive Plan;

     (4) To amend the Company's Restated Certificate of Incorporation and change the Company's name from BioLabs, Inc. to Genesis Bioventures, Inc.; and

     (5) To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     Only shareholders of record at the close of business on September 10, 2001 will be entitled to vote at the meeting or any adjournment or postponement thereof.

                                        By Order of the Board of Directors

                                           /s/ E. Greg McCartney
                                        ---------------------------------------
                                        E. Greg McCartney
                                        CHAIRMAN, PRESIDENT AND
                                        CHIEF EXECUTIVE OFFICER

Surrey, British Columbia, Canada
October 5, 2001

YOUR VOTE IS IMPORTANT. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING YOU SHOULD COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY. Any shareholder present at the meeting may withdraw his or her proxy and vote personally on each matter brought before the meeting. Shareholders attending the meeting whose shares are held in the name of a broker or other nominee who desire to vote their shares at the meeting should bring with them a proxy or letter from that firm confirming their ownership of shares.

                                  BIOLABS, INC.
                          #1A-3033 KING GEORGE HIGHWAY
                    SURREY, BRITISH COLUMBIA, CANADA V4P 1B8

                                 ---------------

                                 PROXY STATEMENT

                                 ---------------


                                  INTRODUCTION

     THIS PROXY STATEMENT IS BEING FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS OF BIOLABS, INC., A NEW YORK CORPORATION (THE "COMPANY"), FOR USE AT ITS 2001 ANNUAL MEETING OF SHAREHOLDERS ("ANNUAL MEETING") TO BE HELD ON OCTOBER 24, 2001, AT 9:00 A.M., AT THE PACIFIC INN, 1160 KING GEORGE HIGHWAY, WHITE ROCK, BRITISH COLUMBIA, CANADA V4A 4Z2. This Proxy Statement and the accompanying proxy are being mailed to Shareholders on or about October 5, 2001. It is contemplated that this solicitation of proxies will be made primarily by mail; however, if it should appear desirable to do so in order to ensure adequate representation at the meeting, directors, officers and employees of the Company may communicate with Shareholders, brokerage houses and others by telephone, telegraph or in person to request that proxies be furnished and may reimburse banks, brokerage houses, custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy materials to the beneficial owners of the shares held by them. All expenses incurred in connection with this solicitation shall be borne by the Company.

     Holders of shares of common stock of the Company ("Shareholders") who execute proxies retain the right to revoke them at any time before they are voted. Any proxy given by a Shareholder may be revoked or superseded by executing a later dated proxy, by giving notice of revocation to the Secretary, BioLabs, Inc., #1A-3033 King George Highway, Surrey, British Columbia, Canada V4P 1B8, in writing prior to or at the meeting or by attending the meeting and voting in person. A proxy, when executed and not so revoked, will be voted in accordance with the instructions given in the proxy. If a choice is not specified in the proxy, the proxy will be voted "FOR" the nominees for election of directors named in this Proxy Statement, "FOR" the ratification of KPMG LLP as the Company's independent auditors, "FOR" the adoption of the 2001 Stock Incentive Plan, and "FOR" the amendment to the Company's Restated Certificate of Incorporation.

                                VOTING SECURITIES

     The shares of Series A Convertible Preferred Stock, $.0001 par value, and the shares of Common Stock, $.0001 par value, constitute the only outstanding classes of voting securities of the Company. Only Shareholders of record as of the close of business on September 10, 2001 (the "Record Date"), will be entitled to vote at the meeting or any adjournment or postponement thereof. As of the Record Date, there were 176,912 shares of Series A Convertible Preferred Stock and 16,680,591 shares of Common Stock outstanding and entitled to vote. One-third of the shares entitled to vote, represented in person or by proxy, will constitute a quorum at the meeting. Each Shareholder is entitled to one vote for each share of Common Stock held as of the Record Date. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for the purpose of determining whether a quorum is present. Abstentions will be treated as shares present and entitled to vote for purposes of any matter requiring the affirmative vote of a majority or other proportion of the shares present and entitled to vote. With respect to shares relating to any proxy as to which a broker non-vote is indicated on a proposal, those shares will not be considered present and entitled to vote with respect to any such proposal. With respect to any matter brought before the Annual Meeting requiring the affirmative vote of a majority or other proportion of the outstanding shares, an abstention or broker non-vote will have the same effect as a vote against the matter being voted upon.

         SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

     Set forth below is certain information as of September 10, 2001 regarding the beneficial ownership of the Company's Common Stock by (i) any person who was known by the Company to own more than five percent (5%) of the voting securities of the Company, (ii) all directors and nominees, (iii) each of the Named Executive Officers identified in the Summary Compensation Table, and (iv) all current directors and executive officers as a group. Unless otherwise indicated, the persons named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

                                                                 NUMBER OF SHARES       PERCENT OF        PERCENT OF
                      NAME AND ADDRESS OF BENEFICIAL               BENEFICIALLY        OUTSTANDING          VOTING
TITLE OF CLASS                OWNER(1)                               OWNED(2)           SHARES(3)        OWNERSHIP(4)
--------------        ------------------------------             ----------------      -----------       ------------
Common shares         E. Greg McCartney                              440,000(5)            2.63%              2.61%
Common shares         Lawrence J. Pasemko                            440,000(6)            2.63%              2.61%
Common shares         T. J. Louis McKinney                           100,000(7)            0.60%              0.59%
Common shares         Ian B. Woods, M.D., Ph.D.                      390,000(8)            2.33%              2.31%
Common shares         James Trotman, M.D.                             50,000(9)            0.30%              0.29%
Common shares         Carol Patterson Neves                           50,000(10)           0.30%              0.29%
Common shares         Linda Allison, Ph.D.                                 0               0.00%              0.00%
Common shares         Robert Lutz                                          0               0.00%              0.00%
Common shares         Lutz Family Trust                            5,016,224(11)          30.07%             29.76%
Common shares         All current directors and officers           1,470,000(12)           8.81%              8.72%
                      as a group (7 persons)

---------------------------
(1) Unless otherwise indicated, the business address of each shareholder is c/o BioLabs, Inc., #1A-3033 King George Highway, Surrey, British Columbia, Canada V4P 1B8.

(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options, warrants and convertible notes currently exercisable or convertible, or exercisable or convertible within 60 days of September 10, 2001, are included in the number of shares beneficially owned. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(3) The percent of outstanding shares is calculated by dividing the number of shares beneficially owned by the amount of outstanding securities plus the number of convertible securities beneficially owned by that owner. The denominator does not include securities that any other person has the right to acquire within 60 days pursuant to options, warrants, rights, conversion privileges or similar obligations.

(4) The percentage shown reflects voting ownership after taking into account the existing Preferred Stock, Series A. None of the officers or directors owns any of the Preferred Stock, Series A.

(5) Includes 90,000 shares subject to options exercisable within 60 days of September 10, 2001.

(6) Includes 90,000 shares subject to options exercisable within 60 days of September 10, 2001.

(7) Includes 90,000 shares subject to options exercisable within 60 days of September 10, 2001.

(8) Includes 90,000 shares subject to options exercisable within 60 days of September 10, 2001.

(9) Includes 50,000 shares subject to options exercisable within 60 days of September 10, 2001.

(10) Includes 50,000 shares subject to options exercisable within 60 days of September 10, 2001.

(11) Includes 50,000 shares of the Company's Series A Convertible Preferred Stock, 23,696 warrants to purchase Common Stock and 1,050,000 shares subject to options, all convertible or exercisable within 60 days of September 10, 2001.

(12) Includes directors' and executive officers' shares, including shares subject to options exercisable within 60 days of September 10, 2001.

                         DISSENTERS' RIGHTS OF APPRAISAL

     Under New York law, Shareholders are not entitled to dissenters' rights of appraisal in connection with the proposals.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

     The Company's By-laws, as amended, authorize a number of directors not less than three (3) nor more than nine (9). Currently, there are seven (7) members of the Board of Directors. Unless otherwise instructed, the proxy holders named in the enclosed proxy will vote the proxies received by them for the six (6) nominees named below. If any nominee becomes unavailable for any reason before the election, the enclosed proxy will be voted for the election of such substitute nominee or nominees, if any, as shall be designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will be unavailable to serve.

DIRECTORS

     All members of the Company's Board of Directors hold office until the next Annual Meeting or until their successors are elected and have qualified. Officers serve at the discretion of the Board of Directors.

     The director nominees of the Company are as follows:

              NAME                       AGE                       POSITION
     ----------------------              ---       --------------------------------------------
     E. Greg McCartney                    50        Chairman of the Board, President and Chief
                                                    Executive Officer
     Lawrence J. Pasemko                  65        Executive Vice President and Director
     T. J. Louis McKinney                 66        Chief Financial Officer and Director
     Dr. Ian B. Woods                     56        Vice President of Science and Technology and
                                                    Director
     Carol Patterson Neves                67        Director
     Robert Lutz                          65        Director Nominee

     E. GREG MCCARTNEY, 50, Mr. McCartney has been the senior officer of the Company since 1995. He was appointed a Director of the Company in July, 1998. Mr. McCartney currently serves as Chairman of the Board, President and Chief Executive Officer. In addition, he serves as President of Aspenwood Holdings Corporation, a family investment firm, as well as a Director and Officer of Tynehead Capital Corp. a privately held management consulting and venture capital corporation. Mr. McCartney also presides as Chairman of the Board of an American distilling and importing company. Mr. McCartney was a founding member of a number of private enterprises involved in the field of electronics, distribution and real estate development.

     LAWRENCE. J. PASEMKO, 65, From 1995 to April 2001, Mr. Pasemko was the Chief Financial Officer of the Company and now assumes the position of executive Vice President. He was appointed a Director of the Company in July, 1998. Mr. Pasemko is President of Tynehead Capital Corp., a venture capital company assisting smaller enterprises, and President of Supercart Pacific Wholesale (Canada) Inc., a former distribution company carrying on business throughout the Pacific Northwest. He was formerly the CASE co-coordinator of the Federal Business Development Bank of Canada, President and General Manager of two automobile dealerships, and owner of an industrial supply company. His earlier years were in management positions with Ford Motor Company and Chrysler Corporation.

     T. J. LOUIS MCKINNEY, 66, Mr. McKinney was appointed a Director of the Company in August, 2000 and was recently appointed Chief Financial Officer. He has provided senior management and financial consulting services for over 30 years, most recently through Sperrin Enterprises, a private company that he founded in 1992. He was a co-founder of Ondine Biopharma, Inc., where he served as CFO and Director until 1999, and worked as a financial advisor to Forbes Medi-Tech, a publicly listed biopharmaceutical company, from 1997 to 1998. Previously, Mr. McKinney was President and CEO of two Canadian securities firms and served as Manager of Corporate Services for C.M. Oliver & Company, a British Columbia brokerage firm. From 1961 to 1986 he held senior management positions in real estate development companies, was President and CEO of a Canadian institutional food distributor, and held senior financial positions with several large construction and real estate companies. Mr. McKinney obtained his CA while working with Thorne, Mullholland, Howson & McPherson, the predecessor to KPMG.

     IAN B. WOODS, M.D., PH.D., 56, Dr. Woods is the Company's Vice President of Science and Technology. Dr. Woods was the Company's Vice-President, Operations from 1998 to 2000 and also serves as a Director. He was appointed a Director of the Company in July, 1998. Dr. Woods is the senior founding partner of the Burke Mountain Medical Centre in Port Coquitlam, British Columbia, where he has conducted a general medical practice since 1977. Over the last 10 years, he has provided medical and scientific consulting services to a number of public and private companies in the medical sector. He has also served for over 20 years at various times on the Medical Advisory, Pediatric Advisor, and Medical Manpower Committees at the Royal Columbian Hospital in British Columbia, Canada. He received his Ph.D. in Physics and his M.D. from the University of British Columbia.

     CAROL PATTERSON NEVES, 67, Ms. Neves was appointed a Director of the Company on March 1, 1999. She was employed by Merrill Lynch, Pierce, Fenner & Smith for approximately 40 years prior to her retirement in 1996. From 1986 to 1996, Ms. Neves was the First Vice President/Senior Research Analyst:
Diversified Companies. She was elected to the Institutional Investor Magazine All-American Research Team for thirteen consecutive years, was ranked one of the world's top eight financial analysts in a UK Corporate Finance magazine in 1989 and has appeared as a guest on "Wall Street Week." Ms. Neves received her B.A. in Economics from Trinity College, her graduate certificate from Harvard Business School and her MBA from New York University.

     ROBERT F. LUTZ, 65, Mr. Lutz has been actively involved in five real estate development investments since his retirement in 1995. He was the founder of Continental Circuits Corp. and served as Chairman of the Board and President since its inception in 1975 until the corporation's public offering in 1995. He held management positions in three start up companies in the computer industry from 1969 through 1975 when he founded Continental Circuits Corp. Previously, Mr. Lutz was employed by The General Electric Company from 1960 through 1968, where he served in various positions of increasing responsibility.

BOARD MEETINGS AND ATTENDANCE

     The Board of Directors of the Company held two (2) meetings during the fiscal year ended December 31, 2000. Each incumbent director attended at least seventy-five percent (75%) of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board of Directors on which he or she served. There are no family relationships among any of the directors or executive officers of the Company.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors has an Audit Committee and a Compensation Committee. The Company does not have a nominating committee. Instead, the Board of Directors, as a whole, identifies and screens candidates for membership on the Company's Board of Directors.

AUDIT COMMITTEE

     The Audit Committee is comprised of three (3) directors selected by the Board of Directors of the Company. The current members of the Audit Committee are Mr. T.J. Louis McKinney, Ms. Carol Patterson Neves and Dr. James Trotman. Dr. Trotman will be replaced by Robert Lutz, assuming a majority of the outstanding shares of Common Stock represented at the Annual Meeting vote in favor of Mr. Lutz's appointment to the Board of Directors. The Audit Committee is authorized to handle all matters which it deems appropriate regarding the Company's independent accountants and to otherwise communicate and act upon matters relating to the review and audit of the Company's books and records, including the scope of the annual audit and the accounting methods and systems to be utilized by the Company. In addition, the Audit Committee also makes recommendations to the Board of Directors with respect to the selection of the Company's independent accountants. The Audit Committee held one (1) meeting during the fiscal year ended December 31, 2000.

                             AUDIT COMMITTEE REPORT

     The Audit Committee of the Board reviews the financial reporting process, the system of internal controls, the audit process and the process for monitoring compliance with laws and regulations. Each of the Audit Committee members satisfies the definition of independent director under Section 121(A) of The American Stock Exchange listing standards, except Mr. McKinney, who is the Chief Financial Officer of the Company. The Board of Directors adopted a written charter for the Audit Committee on September 7, 2001, which is attached to this proxy statement as Appendix I. The Company operates with a January 1 to December 31 fiscal year. The Audit Committee met once during the 2000 fiscal year.

     The Audit Committee has reviewed the Company's audited financial statements and discussed such statements with management. The Audit Committee has discussed with KPMG LLP, the Company's independent auditors during the 2000 fiscal year, the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees, as amended).

     The Audit Committee received from KPMG LLP the written disclosures required by Independence Standards Board Standard No. 1 and discussed with them their independence. Based on the review and discussions noted above, the Audit Committee recommended to the Board that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000, and be filed with the U.S. Securities and Exchange Commission.

     This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Submitted by:

Audit Committee

     T. J. Louis McKinney
     Carol Patterson Neves
     James Trotman

COMPENSATION COMMITTEE

     The Compensation Committee is comprised of three (3) directors selected by the Board of Directors of the Company. The current members of the Compensation Committee are T.J. Louis McKinney, Carol Patterson Neves and Lawrence J. Pasemko. The main function of the Compensation Committee is to advise the Board of Directors on officer and employee compensation. The Board of Directors, based on input from the Compensation Committee, establishes the annual compensation rates for the Company's executive officers. The Compensation Committee held one
(1) meeting during the fiscal year ended December 31, 2000.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No executive officer of the Company served on the board of directors or compensation committee of any entity which has one or more executive officers serving as members of the Company's Board of Directors or Compensation Committee.

COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth compensation earned during the three fiscal years ended December 31, 2000, 1999 and 1998 by the Company's Chief Executive Officer (the "Named Executive Officers"). No other executive officer earned salary and bonus in excess of $100,000 during the fiscal year ended December 31, 2000.

                           SUMMARY COMPENSATION TABLE

                                                                                                       LONG-TERM
                                                            ANNUAL COMPENSATION                       COMPENSATION
                                         -----------------------------------------------------     ------------------
                                         FISCAL                                                         SECURITIES
   NAME AND PRINCIPAL POSITION            YEAR         SALARY          BONUS          OTHER        UNDERLYING OPTIONS
----------------------------------       ------        ------          -----       -----------     ------------------
E. Greg McCartney,                        2000             --             --       $ 91,332(1)             --
    Chairman, President and Chief         1999             --             --       $ 91,332(1)             --
    Executive Officer                     1998             --             --       $ 45,685(1)         $90,000(3)

Linda Allison, Ph.D.,                     2000             --             --       $120,000(2)             --
    President and Chief Executive         1999             --             --             --                --
    Officer                               1998             --             --             --                --

---------------------------
(1) Represents 1/3 of annual management fee paid to Tynehead Capital Corp. Mr. McCartney served as President and Chief Executive Officer from October, 1995 to November 1, 2000 and was re-appointed as President and Chief Executive Officer on March 30, 2001.

(2) Represents management and consulting fees paid to Snowdon & Associates Management Consulting Ltd. Dr. Allison served as President and Chief Executive Officer from November 1, 2000 to March 30, 2001.

(3) Represents stock options to purchase 90,000 common shares at an exercise price of $1.00 per share.

OPTION MATTERS

     OPTION GRANTS. No options were granted to the Company's Named Executive Officers during the fiscal year ended December 31, 2000. No stock appreciation rights were granted to the Named Executive Officers during such fiscal year.

     OPTION EXERCISES. None of the Named Executive Officers exercised options in the fiscal year ended December 31, 2000.

     The following table includes the number of shares covered by both exercisable and unexercisable stock options as of December 31, 2000 for the Named Executive Officers. Also reported are the values for "in the money" options which represent the positive spread between the exercise prices of any such existing stock options and the fiscal year end price of the Company's Common Stock ($2.00 per share).

                 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                                       NUMBER OF SECURITIES                    VALUE OF UNEXERCISED
                                  UNDERLYING UNEXERCISED OPTIONS               IN-THE-MONEY OPTIONS
                                      AT FISCAL YEAR END (#)                  AT FISCAL YEAR END ($)
                                 --------------------------------         --------------------------------
            NAME                 EXERCISABLE        UNEXERCISABLE         EXERCISABLE        UNEXERCISABLE
--------------------------       -----------        -------------         -----------        -------------
E. Greg McCartney                  90,000                 0                $180,000                0
Linda Allison, Ph.D.                  0                   0                    0                   0

EMPLOYMENT AND SEVERANCE AGREEMENTS

     The Company is in the start-up phase of its business and operations and currently generates no revenues. None of the Company's principal officers are employed directly by the Company.

     Messrs. E. Greg McCartney, Chairman; Larry Pasemko, Executive Vice-President, and Albert Klychak, Vice President (Mr. Klychak resigned as an officer March 31, 2001, and as a Director May 16, 2001), through their respective holding companies, are parties to an employment agreement dated September 1, 1998, between Tynehead Capital Corp. and the Company. The Employment Agreement employs Messrs. McCartney, Pasemko and Klychak as independent contractors to provide described management services to the Company, including setting objectives, structures, time frames, identifying resources required and allocating and utilizing such resources. The Company pays a monthly management fee, subject to annual review, of $22,833 to Tynehead (reduced to $15,833 effective April 1, 2001). That amount is subject to annual review for increases only. In addition, Tynehead may be entitled to an annual incentive management fee on the basis of the recommendations of the Board taking into account the financial performance of the Company and other relevant factors. Messrs. McCartney and Pasemko currently have a presence on the Board of Directors of the Company and recognize that any recommendations concerning increases in Tynehead compensation or incentive compensation will require independent director recommendation; however, no formal procedure for independent director review has been agreed upon or otherwise established as of this date.

     T.J. Louis McKinney is employed on a part time basis as the Company's Chief Financial Officer and is paid a monthly salary of $5,000. Dr. Ian B. Woods, M.D., Ph.D. is employed on a part time basis and is paid a monthly salary of $3,000. No employment contract is in effect for either Messrs. McKinney or Woods.

DIRECTOR COMPENSATION

     Directors did not receive cash compensation for serving on the Board of Directors during the fiscal year ended December 31, 2000; however, all directors may be reimbursed for certain expenses incurred for meetings of the Board of Directors which they attended. Through the end of the last fiscal year, upon appointment to the Board of Directors each Director received options to purchase 50,000 shares, vesting immediately, under the Company's 1998 and 2000 Stock Option Plans. In 2001, each Director will receive options to purchase 50,000 shares, vesting 25% on the first anniversary of the grant and 75% over the following three years, under the Company's 2001 Stock Incentive Plan.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership of, and transactions in, the Company's securities with the Securities and Exchange Commission and The American Stock Market. Such directors, executive officers and 10% Shareholders are also required to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely upon its review of the copies of Forms 3, 4 and 5 and amendments thereto furnished to the Company, or written representations that no annual Form 5 reports were required, the Company believes that all filing requirements under Section 16(a) of the Exchange Act applicable to its directors, officers and any persons holding ten percent or more of the Company's Common Stock were made with respect to the Company's fiscal year ended December 31, 2000 with the following exceptions: Mr. E. Greg McCartney, Mr. Lawrence J. Pasemko, Dr. Ian B. Woods, Mr. T.J. Louis McKinney, Dr. James Trotman, Mr. Albert Klychak and Ms. Carol Patterson Neves each missed timely filing a Form 5 for the fiscal year ended December 31, 2000; however, none of these individuals completed any transactions during such fiscal year. The Lutz Family Trust also missed timely filing a Form 5 for the fiscal year ended December 31, 2000 covering ten (10) transactions. Reports with respect to each filing described above are currently being filed.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     No related party equity transactions occurred in 1999.

     In 2000, the Company issued 160,528 common shares to companies controlled by officers and directors of the Company to settle debt of $40,132. No gain or loss resulted from these debt settlements. Also in 2000, Dr. Linda Allison earned a cash finders' fee of $120,000 from Prion Developmental

Laboratories, Inc. upon the Company's investment in Prion. Dr. Allison is the former President of the company who introduced the Prion project to the Company. Dr. James Trotman, currently a Director of the Company, earned a cash finders' fee of $40,000 from Prion for his efforts in introducing the project to the Company. Dr. Trotman was not a Director at the time the Prion transaction was completed. The fees earned by Dr. Allison and Dr. Trotman have not been paid by Prion.

REQUIRED VOTE AND RECOMMENDATION OF THE BOARD OF DIRECTORS

     Approval of the election of the director nominees named above requires the affirmative vote of a majority of the outstanding shares of Common Stock present or represented at the Annual Meeting and entitled to vote. Proxies solicited by management for which no specific direction is included will be voted "FOR" the election of the director nominees named below. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED ABOVE.

                                  PROPOSAL TWO

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has selected KPMG LLP, independent auditors, to audit the financial statements of the Company for the fiscal year ending December 31, 2001. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection.

     KPMG LLP audited the Company's financial statements for the fiscal year ended December 31, 2000. Its representatives are expected to be present at the meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

     On January 18, 2001, after receiving a recommendation from the Board of Directors, the Company dismissed Lemieux Deck Millard Bond Chartered Accountants and engaged KPMG LLP as the Company's independent public accountants. In light of the Company's listing on the American Stock Exchange on December 19, 2000, the Board of Directors determined that it was in the best interest of the Company to engage an accounting firm based in the United States.

     Lemieux Deck Millard Bond had issued accountants' reports on the Company's financial statements as of and for the years ended December 31, 1999 and 1998. Those reports contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. There have been no disagreements with Lemieux Deck Millard Bond on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures and there have been no "reportable events" (as defined in Paragraph (a)(v) of Item 304 of Regulation S-K as promulgated by the Securities and Exchange Commission) at any time during the fiscal years ended December 31, 1999 and 1998, or during any subsequent interim period preceding Lemieux Deck Millard Bond's replacement.

     At no time during the fiscal years ended December 31, 1999 and 1998, or during the subsequent interim periods preceding KPMG LLP's engagement as the Company's independent public accountants, did the Company consult with KPMG LLP regarding the application of accounting principles to any transaction, the type of audit opinion that might be rendered on the financial statements of the Company, or any disagreement or reportable event.

     The Company provided Lemieux Deck Millard Bond with a copy of these disclosures and requested that it furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with these disclosures and in what respects it disagrees. A copy of Lemieux Deck Millard Bond's letter was filed with the Securities and Exchange Commission as Exhibit
16.1 to the Current Report on Form 8-K on January 24, 2001.

AUDIT FEES

     The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements included in the Company's Form 10-KSB and the review of the financial statements included in the Company's Forms 10-QSB for the fiscal year ended December 31, 2000 totaled $100,947.61 CAD.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION

     During the fiscal year ended December 31, 2000, KPMG LLP did not provide any financial information systems design and implementation services for the Company.

ALL OTHER FEES

     During the fiscal year ended December 31, 2000, KPMG LLP did not provide any other services for the Company.

REQUIRED VOTE AND RECOMMENDATION OF THE BOARD OF DIRECTORS

     Ratification of KPMG as the Company's independent auditors requires the affirmative vote of a majority of the outstanding shares of Common Stock present or represented at the Annual Meeting and entitled to vote. Proxies solicited by management for which no specific direction is included will be voted "FOR" the ratification of KPMG LLP. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF KPMG LLP TO SERVE AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

                                 PROPOSAL THREE

                    ADOPTION OF THE 2001 STOCK INCENTIVE PLAN

DESCRIPTION OF THE 2001 STOCK INCENTIVE PLAN

     The Board of Directors of the Company adopted the 2001 Stock Incentive Plan (the "2001 Plan") on September 21, 2001, subject to the approval of the Company's shareholders. The following is a summary of the principal features of the 2001 Plan, but the summary is qualified in its entirety by reference to the 2001 Plan itself. Copies of the 2001 Plan can be obtained by writing to the Secretary, BioLabs Inc., #1A-3033 King George Highway, Surrey, British Columbia, Canada V4P 1B8.

     The 2001 Plan authorizes the issuance of up to Two Million (2,000,000) shares of Common Stock pursuant to its terms. The purpose of the 2001 Plan is to enhance the Company's ability to attract and retain the services of qualified employees, officers, directors, consultants and other service providers, and to provide additional incentives to such persons or entities to devote their utmost effort and skill to the advancement and betterment of the Company.

ADMINISTRATION

     The 2001 Plan may be administered by either the Board of Directors or a committee consisting of two (2) or more members of the Board appointed by the Board (the Board and the Committee are hereinafter referred to as the "Administrator"). Subject to the provisions of the 2001 Plan, the Administrator has full authority to implement, administer and make all determinations necessary under the 2001 Plan.

     The Board may from time to time alter, amend, suspend or terminate the 2001 Plan in such respects as the Board may deem advisable; provided, however, that no such alteration, amendment, suspension or termination shall be made that would substantially affect or impair the rights of any person under any incentive option, nonqualified option or restricted stock purchase agreement theretofore granted to such person without his or her consent. Unless previously terminated by the Board, the 2001 Plan will terminate on September 21, 2011.

ELIGIBILITY

     INCENTIVE STOCK OPTIONS. Officers and other employees of the Company or of any parent or subsidiary corporation of the Company, whether now existing or hereafter created or acquired (an "Affiliated Company") (including directors if they also are employees of the Company or an Affiliated Company), as may be determined by the Administrator, who qualify for incentive stock options under the applicable provisions of the Code, will be eligible for selection to receive incentive options under the 2001 Plan. An employee who has been granted an incentive option may, if otherwise eligible, be granted an additional incentive option or options and receive nonqualified options or rights to purchase restricted stock if the Administrator so determines. A participant may not be granted options or rights to purchase restricted stock in any one calendar year pursuant to which the number of shares of Common Stock that may be acquired exceeds 200,000 shares. No incentive stock options may be granted to an optionee under the 2001 Plan if the aggregate fair market value (determined on the date of grant) of the stock with respect to which incentive stock options are exercisable by such optionee in any calendar year under the 2001 Plan exceeds $100,000.

     NONQUALIFIED OPTIONS AND RESTRICTED STOCK. Officers and other employees of the Company or of an Affiliated Company, members of the Board (whether or not employed by the Company) and service providers will be eligible to receive nonqualified options and rights to purchase restricted stock under the 2001 Plan. An individual who has been granted a nonqualified option or right to purchase restricted stock may, if otherwise eligible, be granted an incentive option or an additional nonqualified option or options or rights to purchase if the Administrator so determines.

VESTING AND EXERCISE

     INCENTIVE STOCK OPTIONS. The exercise price of incentive stock options must at least be equal to the fair market value of a share of Common Stock on the date the option is granted (110% with respect to optionees who own at least 10% of the outstanding Common Stock). Payment of the exercise price may be made by (i) cash, (ii) check, (iii) delivery of shares of the Company's Common Stock, (iv) delivery of a promissory note, (v) cancellation of indebtedness, (vi) waiver of compensation due, (vii) or a "same day sale" or "margin" commitment from the optionee. The Administrator has the authority to determine the time or times at which options granted under the Plan become exercisable, provided that options must expire no later than ten years from the date of grant (five years with respect to optionees who own at least 10% of the outstanding Common Stock). Options are nontransferable, other than upon death by will and the laws of descent and distribution, and generally may be exercised only by an employee while employed by the Company or within three months after termination of employment (one year for termination resulting from death or disability).

     NONQUALIFIED OPTIONS. The exercise price of nonqualified options must be at least 100% of the fair market value of a share of Common Stock on the date such option is granted. Payment of the exercise price may be made by (i) cash, (ii) check, (iii) delivery of shares of the Company's Common Stock,
(iv) delivery of a promissory note, (v) cancellation of indebtedness, (vi) waiver of compensation due, (vii) or a "same day sale" or "margin" commitment from the optionee. The Administrator has the authority to determine the time or times at which options granted under the Plan become exercisable, provided that options must expire no later than ten years from the date of grant. Options are nontransferable, unless such transfer is approved by the Administrator and permitted under the Internal Revenue Code.

     RESTRICTED STOCK. The purchase price of restricted stock shall be determined by the Administrator (provided that such purchase price shall be at least 100% of the fair market value for shares issued to the chief executive officer of the Company and the four other individuals that are the highest compensated officers of the Company for the relevant tax year). Payment of the purchase price may be made by (i) cash, (ii) check, (iii) delivery of shares of the Company's Common Stock, (iv) delivery of a promissory note, (v) cancellation of indebtedness, (vi) waiver of compensation due, (vii) or any other method of payment as shall be permitted by applicable corporate law. The Administrator has the authority to determine the time or times at which the restricted stock vests.

SUMMARY OF UNITED STATES INCOME TAX CONSEQUENCES

     The following is a summary of certain United States Federal income tax consequences of participation in the Company's 2001 Plan. The summary should not be relied upon as being a complete statement. United States tax laws are complex and subject to change. Moreover, participation in the 2001 Plan may also have consequences under state and local tax laws, as well as foreign tax laws, which may vary from the United States Federal income tax consequences described below. For such reasons, the Company recommends that each participant consult his or her personal tax advisor to determine the specific tax consequences applicable to him or her.

     INCENTIVE OPTIONS. No taxable income will be recognized by a participant under the 2001 Plan upon either the grant or the exercise of an incentive option. Instead, a taxable event will occur upon the sale or other disposition of the shares acquired upon exercise of an incentive option, and the tax treatment of the gain or loss realized will depend upon how long the shares were held before their sale or disposition. As is discussed below, the exercise of an incentive option also may result in an "item of adjustment" for purposes of the "alternative minimum tax."

     If a sale or other disposition of the shares received upon the exercise of an incentive option occurs more than (i) one year after the date of exercise of the option and (ii) two years after the date of grant of the option, the holder will recognize long-term capital gain or loss at the time of sale equal to the full amount of the difference between the proceeds realized and the exercise price paid. However, a sale, exchange, gift or other transfer of legal title of such stock before the expiration of either the one-year or two-year period described above will constitute a "disqualifying disposition." A disqualifying disposition involving a sale or exchange will result in ordinary income to the participant in an amount equal to the lesser of (i) the fair market value of the stock on the date of exercise minus the exercise price, or (ii) the amount realized on disposition minus the exercise price. If the amount realized in a disqualifying disposition exceeds the fair market value of the stock on the date of exercise, the gain realized, in excess of the amount taxed as ordinary income as indicated above, will be taxed as capital gain. A disqualifying disposition as a result of a gift will result in ordinary income to the participant in an amount equal to the difference between the exercise price and the fair market value of the stock on the date of exercise. Any loss realized upon a disqualifying disposition will be treated as a capital loss. Capital gains and losses resulting from disqualifying dispositions will be treated as long-term or short-term depending upon whether the shares were held for more or less than the applicable statutory holding period (which is currently more than one year for long-term capital gains). The Company will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant as a result of the disqualifying disposition.

     If legal title to any shares acquired upon exercise of an incentive option is transferred by sale, gift or exchange, such transfer will be treated as a disposition for purposes of determining whether a "disqualifying disposition" has occurred. However, certain transfers will not be treated as dispositions for such purposes, such as transfers to an estate or by inheritance upon a participant's death, a mere pledge or hypothecation, or a transfer into the name of the participant and another person as joint tenants.

     Section 55 of the Code imposes an "alternative minimum tax" on an individual's income to the extent the amount of the alternative minimum tax exceeds the individual's regular tax for the year. For purposes of computing the alternative minimum tax, the excess of the fair market value (on the date of exercise) of the shares received upon the exercise of an incentive option over the exercise price paid is included in alternative minimum taxable income in the year the option is exercised. If the shares are sold in the same year that the option is exercised, the regular tax treatment and the alternative tax treatment will be the same. If the shares are sold during a year subsequent to that in which the option was exercised, the basis of the stock acquired will equal its fair market value on the date of exercise for purposes of computing alternative minimum taxable income in the year of sale. For example, assume that an individual pays an exercise price of $10 to purchase stock having a fair market value of $15 on the date of exercise. The amount included in alternative minimum taxable income is $5, and the stock has a basis of $10 for regular tax purposes and $15 for alternative minimum tax purposes. If the individual sells the stock in a subsequent year for $20, the gain recognized is $10 for regular tax purposes and $5 for alternative minimum tax purposes.

     A participant who is subject to the alternative minimum tax in the year of exercise of an incentive option may claim as a credit against the participant's regular tax liability in future years, the amount of alternative minimum tax paid that is attributable to the exercise of the incentive option. This credit is available in the first year following the year of exercise in which the participant has a regular tax liability.

     Under the 2001 Plan the Administrator may permit a participant to pay the exercise price of an incentive option by delivering shares of Common Stock of the Company already owned by the participant, valued at their fair market value on the date of exercise. Generally, if the exercise price of an incentive option is paid with already-owned shares or by a combination of cash and already-owned shares, there will be no current taxable gain or loss recognized by the participant on the already-owned shares exchanged. A special rule applies, however, if the shares exchanged were previously acquired through the exercise of an incentive option and the applicable holding period requirements for favorable tax treatment of such shares have not been met at the time of the exchange. In such event, the exchange will be treated as a disqualifying disposition of such shares and will result in the recognition of income to the participant, in accordance with the rules described above for disqualifying dispositions. If this special rule does not apply, then the new shares received by the participant upon the exercise of the option equal in number to the old shares exchanged will have the same tax basis and holding period for capital gain purposes as the participant's basis and holding period in the old shares. The balance of the shares received by the participant upon exercise of the option will have a tax basis equal to any cash paid by the participant, and if no cash was paid, the tax basis of such shares will be zero. The holding period of the additional shares for capital gain purposes will commence on the date of exercise. The holding period for purposes of the one-year and two-year periods described above will commence on the date of exercise as to all of the shares received upon the exercise of an incentive option. If any of the shares subject to the basis allocation rules described above are subsequently transferred in a disqualifying disposition, the shares with the lowest tax basis will be treated as being transferred first.

     NONQUALIFIED OPTIONS. No taxable income is recognized by a participant upon the grant of a nonqualified option. Upon exercise, however, the participant will recognize ordinary income in the amount by which the fair market value of the shares purchased exceeds, on the date of exercise, the exercise price paid for such shares. The income recognized by a participant who is an employee will be subject to income tax withholding by the Company out of the participant's current compensation. If such compensation is insufficient to pay the taxes due, the participant will be required to make a direct payment to the Company for the balance of the tax withholding obligation. The Company will be entitled to a tax deduction equal to the amount of ordinary income recognized by the participant, provided certain reporting requirements are satisfied.

     If the exercise price of a nonqualified option is paid by the participant in cash, the tax basis of the shares acquired will be equal to the cash paid plus the amount of income recognized by the participant as a result of such exercise. If the exercise price is paid by delivering shares of Common Stock of the Company already owned by the participant or by a combination of cash and already-owned shares, there will be no current taxable gain or loss recognized by the participant on the already-owned shares exchanged (however, the participant will nevertheless recognize ordinary income to the extent that the fair market value of the shares purchased on the date of exercise exceeds the price paid, as described above). The new shares received by the participant equal in number to the old shares exchanged will have the same tax basis and holding period as the participant's basis and holding period in the old shares. The balance of the shares received will have a tax basis equal to any cash paid by the participant plus the amount of income recognized by the participant as a result of such exercise, and will have a holding period commencing with the date of exercise.

     Upon the sale or disposition of shares acquired pursuant to the exercise of a nonqualified option, the difference between the proceeds realized and the participant's basis in the shares will be a capital gain or loss and will be treated as long-term or short-term capital gain or loss if the shares have been held for more than the applicable statutory holding period (which is currently more than one year for long-term capital gains).

     RESTRICTED STOCK. The receipt of restricted stock will not result in a taxable event to the participant until the expiration of any repurchase rights retained by the Company with respect to such stock, unless the participant makes an election under Section 83(b) of the Code to be taxed as of the date of purchase. If no repurchase rights are retained, or if a
Section 83(b) election is made, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of such shares on the date of purchase over the purchase price paid for such shares. Even if the purchase price and the fair market value of the shares are the same (in which case there would be no ordinary income), a Section 83(b) election must be made to avoid deferral of the date ordinary income is recognized. The election must be filed with the Internal Revenue Service not later than 30 days after the date of transfer.

     If no Section 83(b) election is made and repurchase rights are retained by the Company, a taxable event will occur on each date the participant's ownership rights vest (e.g., when the Company's repurchase rights expire) as to the number of shares that vest on that date, and the holding period for capital gain purposes will not commence until the date the shares vest. The participant will recognize ordinary income on each date shares vest in an amount equal to the excess of the fair market value of such shares on that date over the amount paid for such shares. Any income recognized by a participant who is an employee will be subject to income tax withholding by the Company out of the participant's current compensation. If such compensation is insufficient to cover the amount to be withheld, the participant will be required to make a direct payment to the Company for the balance of the tax withholding obligation. The Company is entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant. The participant's basis in the shares will be equal to the purchase price, if any, increased by the amount of ordinary income recognized.

TAX WITHHOLDING

     Under the 2001 Plan, the Company has the power to withhold, or require a participant to remit to the Company, an amount sufficient to satisfy United States Federal, state and local tax withholding requirements with respect to any options exercised or restricted stock issued under the 2001 Plan. To the extent permissible under applicable tax, securities, and other laws, the Administrator may, in its sole discretion, permit a participant to satisfy an obligation to pay any tax to any governmental entity in respect of any option or restricted stock up to an amount determined on the basis of the highest marginal tax rate applicable to such participant, in whole or in part, by (i) directing the Company to apply shares of Common Stock to which the participant is entitled as a result of the exercise of an option or as a result of the lapse of restrictions on restricted stock, or (ii) delivering to the Company shares of Common Stock owned by the participant.

REQUIRED VOTE AND RECOMMENDATION OF THE BOARD OF DIRECTORS

     Adoption of the 2001 Stock Incentive Plan requires the affirmative vote of a majority of the outstanding shares of Common Stock present or represented at the Annual Meeting and entitled to vote. Proxies solicited by management for which no specific direction is included will be voted "FOR" the adoption of the 2001 Stock Incentive Plan. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE 2001 STOCK INCENTIVE PLAN.

                                  PROPOSAL FOUR

             AMENDMENT OF THE RESTATED CERTIFICATE OF INCORPORATION

     The Company recently repositioned itself and restructured its management team to focus its corporate strengths in the biotechnology industry. In light of this repositioning, the Company needs a new name, one that is more descriptive of the Company's unique approach to fostering new companies in the biotech sector and accelerating the commercialization of novel therapeutics and diagnostic products.

     The Company plans to amend Article 1 of its Restated Certificate of Incorporation in its entirety to read as follows:

          "The name of this Corporation is Genesis Bioventures, Inc."

REQUIRED VOTE AND RECOMMENDATION OF THE BOARD OF DIRECTORS

     Approval of the proposed amendment to the Company's Restated Certificate of Incorporation changing the Company's name to Genesis Bioventures, Inc. requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote. Proxies solicited by management for which no specific direction is included will be voted "FOR" the adoption of the amendment to the Company's Restated Certificate of Incorporation. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE PROPOSED AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION CHANGING THE COMPANY'S NAME TO GENESIS BIOVENTURES, INC.

                                 ANNUAL REPORT

     The 2001 Annual Report to Shareholders of the Company is being sent with this Proxy Statement to each Shareholder of record as of September 10, 2001. The Annual Report is not to be regarded as proxy solicitation material.

                              SHAREHOLDER PROPOSALS

     Any Shareholder desiring to submit a proposal for action at the Company's 2002 Annual Meeting of Shareholders and presentation in the Company's Proxy Statement with respect to such meeting should arrange for such proposal to be delivered to the Company at its principal place of business no later than June 15, 2002, which is 120 calendar days prior to the anniversary of this year's mailing date, in order to be considered for inclusion in the Company's proxy statement relating to that meeting. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are regulated by the Securities Exchange Act of 1934, Rules and Regulations of the Securities and Exchange Commission and other laws and regulations to which interested persons should refer.

     On May 21, 1998 the Securities and Exchange Commission adopted an amendment to Rule 14a-4, as promulgated under the Securities and Exchange Act of 1934, as amended. The amendment to Rule 14a-4(c)(1) governs the Company's use of its discretionary proxy voting authority with respect to a shareholder proposal which is not addressed in the Company's proxy statement. The new amendment provides that if a proponent of a proposal fails to notify the Company at least 45 days prior to the current year's anniversary of the date of mailing of the prior year's proxy statement, then the Company will be allowed to use its discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

     With respect to the Company's 2001 Annual Meeting of Shareholders, if the Company was not provided notice of a Shareholder proposal, which the Shareholder has not previously sought to include in the Company's proxy statement, by May 29, 2001, the Company will be allowed to use its voting authority as outlined.

                                  OTHER MATTERS

     Management is not aware of any other matters to come before the meeting. If any other matter not mentioned in this Proxy Statement is brought before the meeting, the proxy holders named in the enclosed Proxy will have discretionary authority to vote all proxies with respect thereto in accordance with their judgment.

                                          By Order of the Board of Directors

                                             /s/ E. Greg McCartney
                                          -------------------------------------
October 5, 2001                           E. Greg McCartney
                                          CHAIRMAN, PRESIDENT AND CHIEF
                                          EXECUTIVE OFFICER

                                   APPENDIX I

                                  BIOLABS, INC.

                             AUDIT COMMITTEE CHARTER

                            ADOPTED SEPTEMBER 7, 2001

I.   AUDIT COMMITTEE PURPOSE

     The purpose of the audit committee is to assist the board of directors in fulfilling its oversight responsibilities. The audit committee's primary duties and responsibilities are to:

          o Monitor the integrity of the company's financial reporting process and systems of internal controls regarding finance and accounting.

          o Monitor the company's compliance with financial regulatory requirements.

          o Monitor the independence and performance of the company's independent auditors.

          o Provide an avenue of communication among the independent auditors, management and the board of directors.

     The audit committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The audit committee has the ability to retain, at the company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

     While the audit committee has the responsibilities and powers set forth in this charter, it is not the duty of the audit committee to plan or conduct audits or to determine that the company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors. Nor is it the duty of the audit committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations.

II.  AUDIT COMMITTEE COMPOSITION AND MEETINGS

     The board of directors shall appoint audit committee members. If an audit committee chair is not designated or present at the meeting of the audit committee, the members of the audit committee may designate a chair by majority vote of the committee membership.

     The audit committee shall be comprised of two or more directors as determined by the board of directors, two of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements; at least one member of the committee shall have accounting or related financial management expertise.

     The committee shall meet as frequently as circumstances dictate. The committee should meet privately in executive session at least once annually with management, the independent auditors, and as a committee, to discuss any matters that the committee or each of these groups believes should be discussed.

III. AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

     The audit committee responsibilities and duties shall include the following:

     REVIEW PROCEDURES

     1. Review and reassess the adequacy of this charter at least annually. Submit the charter to the board of directors for approval and have the document published at least once every three years in accordance with SEC regulations.

     2. In consultation with management and the independent auditors, consider the integrity of the company's financial reporting processes and controls. Review significant findings prepared by the independent auditors together with management's responses.

     3. Review the company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

     4. Review with financial management and the independent auditors the company's quarterly financial results prior to the release of earnings and/or the company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 as amended (see item
          8). The chair of the committee or other designated member may represent the entire audit committee for purposes of this review.

     INDEPENDENT AUDITORS

     5. The independent auditors are ultimately accountable to the audit committee and the board of directors. The audit committee shall review the independence and performance of the auditors and annually recommend to the board of directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

     6. On an annual basis, the committee should review and discuss with the independent auditors all significant relationships they have with the company that could impair the auditors' independence. The committee shall ensure that it receives from the independent auditor a formal written statement delineating all relationships between the auditor and the company, consistent with the ISB 1. The committee should consider whether the provision of non-audit services by auditors and the amount of fees paid to auditors for such services are consistent with the auditors' independence.

     7. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with SAS 61, as amended.

     8. Determine, as regards to new transactions or events, the auditors' reasoning for the appropriateness of the accounting principles and disclosure practices adopted by management.

     9. Inquire as to the auditors' views about how the company's choices of accounting principles and disclosure practices may affect members and public views and attitudes about the company.

     OTHER AUDIT COMMITTEE RESPONSIBILITIES

     10. Annually prepare a report to shareholders as required by the SEC. The report should be included in the company's annual proxy statement and shall state whether the audit committee has:

          o Reviewed and discussed the audited financial statements with management;

          o Discussed with the independent auditors the matters required to be discussed by SAS 61 as amended; and

          o Received certain disclosures from the auditors regarding their independence as required by the ISB 1, and state whether the audit committee recommended to the board of directors that the audited financial statements be included in the annual report filed with the SEC based upon such disclosure.

     11. Review financial and accounting personnel succession planning within the company.

     12. Perform any other activities consistent with this charter, the company's by-laws, and governing law, as the audit committee or the board of directors deems necessary or appropriate.

     13. Maintain minutes of meetings and periodically report to the board of directors on significant results of the foregoing activities.

PROXY                             BIOLABS, INC.
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
              ANNUAL MEETING OF THE SHAREHOLDERS - OCTOBER 24, 2001

     The undersigned hereby nominates, constitutes and appoints E. Greg McCartney and Lawrence J. Pasemko, and each of them individually, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of BIOLABS, INC. which the undersigned is entitled to represent and vote at the 2001 Annual Meeting of Shareholders of the Company to be held at The Pacific Inn, 1160 King George Highway, White Rock, British Columbia, Canada V4A 4Z2 on October 24, 2001, at 9:00 a.m. Pacific Time, and at any and all adjournments or postponements thereof, as fully as if the undersigned were present and voting at the meeting, as follows:

            THE DIRECTORS RECOMMEND A VOTE "FOR" ITEMS 1, 2, 3 AND 4.

1.   ELECTION OF DIRECTORS:

     / /  FOR                                        / /  WITHHOLD AUTHORITY
          all nominees listed below (EXCEPT               to vote for all
          AS MARKED TO THE CONTRARY BELOW)                nominees listed below

     Election of the following nominees as directors: E. Greg McCartney, Lawrence J. Pasemko, T. J. Louis McKinney, Dr. Ian B. Woods, Carol Patterson Neves, and Robert Lutz.

     (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, PRINT THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

     -------------------------------------------------------------------------

2.   RATIFICATION OF KPMG LLP AS INDEPENDENT AUDITORS:

          / / FOR   / / AGAINST   / / ABSTAIN

3.   ADOPTION OF THE 2001 STOCK INCENTIVE PLAN:

          / / FOR   / / AGAINST   / / ABSTAIN

4.   AMENDMENT OF THE RESTATED CERTIFICATE OF INCORPORATION:

          / / FOR   / / AGAINST   / / ABSTAIN

5. IN THEIR DISCRETION, ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

      IMPORTANT--PLEASE SIGN AND DATE ON THE OTHER SIDE AND RETURN PROMPTLY

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTORS NAMED ON THE REVERSE SIDE OF THIS PROXY, "FOR" RATIFICATION OF KPMG LLP AS INDEPENDENT AUDITORS, "FOR" THE ADOPTION OF THE 2001 STOCK INCENTIVE PLAN, AND "FOR" THE AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION.

                                        Date ______________, 2001

                                        ______________________________________

                                        ______________________________________
                                           (Signature of shareholder)

                                        Please sign your name exactly as it
                                        appears hereon. Executors,
                                        administrators, guardians, officers of
                                        corporations and others signing in a
                                        fiduciary capacity should state their
                                        full titles as such.

      WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN AND RETURN THIS PROXY, WHICH MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE.